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                                                                    EXHIBIT 23.2




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 12, 2000, in the Registration Statement (Form SB-2 No. 333-44946) and related Prospectus of MigraTEC, Inc. for the registration of 69,090,333 shares of its common stock.



                                                           /s/ Ernst & Young LLP


Dallas, Texas

November 13, 2000